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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K
                                  _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 10, 2005
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                  ____________

                           ACACIA RESEARCH CORPORATION
             (Exact name of Registrant as specified in its Charter)


         Delaware                      000-26068                 95-4405754
         --------                      ---------                 ----------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
       of Incorporation)              File Number)           Identification No.)


                            500 Newport Center Drive,
                         Newport Beach, California 92660
                    (Address of Principal Executive Offices)


                                 (949) 480-8300
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or Former Address, if Changed since Last Report)



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ITEM 7.01. Regulation FD Disclosure


            On February 10, 2005, Acacia Research Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    ACACIA RESEARCH CORPORATION


Date: February 14, 2005             By: /S/ PAUL R. RYAN
                                    --------------------------------------------
                                    Name:  Paul R. Ryan
                                    Title: Chairman and Chief Executive Officer







                                       -2-

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                                  EXHIBIT INDEX




EXHIBIT NUMBER         DESCRIPTION
--------------         -----------


99.1                   Press Release dated February 10, 2005, of the Registrant.